United States Securities and Exchange Commission
Washington, D.C.  20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 3, 2008

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code:  (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into Material Definitive Agreements

On March 3, 2008, our 50% owned subsidiary, LandPixx, LLC, borrowed $1,352,612 from Bank of the West, Evergreen, CO ("BOW"), which it used to pay off loans from Silicon Valley Bank and Biltmore Bank of Arizona.  The BOW loan bears 6.19%  interest, has 60 monthly payments of $15,435 beginning March 3, 2008, followed by a balloon payment of $794,714 due and payable on March 1, 2013, and is secured by the aircraft and related sensor equipment owned by LandPixx.  Mr. Hugh H. Williamson, III, our CEO, is a co-borrower on the loan, and we have guaranteed prompt payment and performance of the obligations arising under the loan.

Also on March 3, 2008, our 50% owned subsidiary, LandPixx, LLC, borrowed $183,777 from Bank of the West, Evergreen, CO, which it used to pay off the remainder of the loans from Silicon Valley Bank and Biltmore Bank of Arizona.  The BOW loan bears 5.385% interest,  has 59 monthly payments of $2,655, and a final payment of $62,900 that is due and payable on February 25, 2013.  The loan is secured by a $185,000 deposit account at BOW, which is owned by Mr. Hugh H. Williamson III. Mr. Williamson, our CEO, is a co-borrower on the loan.

The loan documents are attached as exhibits to this Current Report.  The above descriptions of the loans are qualified in its entirety by the full text of the exhibits.

On March 3, 2008, we borrowed $1,000,000 from our CEO, Hugh H. Williamson, III.  We used $478,000 of the loan to pay down our line of credit with KeyBank National Association.  We are using the remainder of the loan for working capital.  The loan bears interest at a variable rate, which is equal to the prime rate charged by KeyBank, which rate was 6.0% as of the loan closing date.  The loan is secured by substantially all of our assets, although the security interest is subordinate to the KeyBank line of credit.  The loan is to be repaid on the earlier of the receipt of $10 million in new funding, or December 31, 2008.  The audit committee of our board of directors, whose members are independent, reviewed the terms of the proposed loan prior to its consummation and determined that it is fair to Xedar, and as such does not constitute a conflict of interest.

The loan documents are attached as exhibits to this Current Report.  The above description of the loan is qualified in its entirety by the full text of the exhibits.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.

Item 9.01    Financial Statements and Exhibits

(d)           Exhibits

Number	Description
10.1	Business Loan Agreement, dated March 3, 2008, by and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.2	Promissory Note, $1,352,612.00 principal amount, dated March 3, 2008, by and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.3	Promissory Note, $185,000.00 principal amount, dated March 3, 2008, by and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.4	Aircraft Security Agreement, dated March 3, 2008, by and between and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.5	Commercial Guaranty, by and among, Xedar Corporation, LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.6	Commercial Guaranty, by and among, Landiscor, Inc., LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.7	Commercial Guaranty, by and among, Pixxures, Inc., LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.8	Secured Subordinated Promissory Note, $1,000,000.00 principal amount, dated March 3, 2008, by and between Hugh H. Williamson, III, and Xedar Corporation
10.9	Pledge and Security Agreement, dated March 3, 2008, by and between Xedar Corporation and Hugh H. Williamson, III.
10.10	Waiver – KeyBank National Association for the benefit of Xedar Corporation
10.11	Assignment of Deposit Account, between Hugh H. Williamson, III, and Bank of the West.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, Xedar has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

	By:	/s/ Hugh Williamson III
Dated: March 5, 2008		Hugh Williamson III Chairman, President and CEO

Exhibit Index

Number	Description
10.1	Business Loan Agreement, dated March 3, 2008, by and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.2	Promissory Note, $1,352,612.00 principal amount, dated March 3, 2008, by and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.3	Promissory Note, $185,000.00 principal amount, dated March 3, 2008, by and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.4	Aircraft Security Agreement, dated March 3, 2008, by and between and among LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.5	Commercial Guaranty, by and among, Xedar Corporation, LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.6	Commercial Guaranty, by and among, Landiscor, Inc., LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.7	Commercial Guaranty, by and among, Pixxures, Inc., LandPixx, LLC, Hugh H. Williamson, III, and Bank of the West.
10.8	Secured Subordinated Promissory Note, $1,000,000.00 principal amount, dated March 3, 2008, by and between Hugh H. Williamson, III, and Xedar Corporation
10.9	Pledge and Security Agreement, dated March 3, 2008, by and between Xedar Corporation and Hugh H. Williamson, III.
10.10	Waiver – KeyBank National Association for the benefit of Xedar Corporation
10.11	Assignment of Deposit Account, between Hugh H. Williamson, III, and Bank of the West.